Exhibit 32.1

CERTIFICATION

I, Marc Holliday, President of Wyoming Acquisition GP LLC, the sole general partner of Reckson Operating Partnership, L. P. (the "Registrant"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1)    The Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ MARC HOLLIDAY
Name:	Marc Holliday
Title:	President
of Wyoming Acquisition GP LLC,
the sole general partner of the Registrant

May 16, 2016